Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Vident Core U.S. Bond Strategy ETF (VBND)
(the “Fund”)
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 31, 2021
June 16, 2022
Effective immediately, Jim Iredale, CFA, and Jeff Kernagis, CFA, each of Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”), serve as the portfolio managers of the Fund. Mr. Iredale has been a portfolio manager of the Fund since April 2015 and Mr. Kernagis has been a portfolio manager of the Fund since June 2022.
The “Portfolio Managers” section on pages 27-28 of the Prospectus is supplemented to include the following:
Mr. Kernagis has 32 years of investment experience. Prior to joining VIA in 2022, Mr. Kernagis was a Senior Vice President at Northern Trust Asset Management. Before that, Mr. Kernagis spent almost 14 years at Invesco/PowerShares, where as Senior Portfolio Manager he directed the fixed income ETF PM team and helped grow assets to $40 billion in bond ETFs globally. Mr. Kernagis was also a PM at Claymore (Guggenheim) Securities where he managed both equity ETFs and bond Unit Investment Trusts. In addition, he was a senior bond trader at Mid-States (Alloya) Corporate Federal Credit Union. Prior to working in investment management, Mr. Kernagis held institutional derivative sales positions at ABN Amro, Bear Stearns, and Prudential Securities. Mr. Kernagis earned a BBA degree from the University of Notre Dame and an MBA from DePaul University. He also holds the Chartered Financial Analyst designation.
The “Other Accounts” information contained in the Portfolio Managers section on page 23 of the SAI is supplemented to include the following:
As of June 15, 2022, Mr. Kernagis did not manage any accounts other than the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.

Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Vident Core U.S. Bond Strategy ETF (VBND) (the “U.S. Bond Fund”)
Vident Core U.S. Equity Fund (VUSE) (the “U.S. Equity Fund”)
Vident International Equity Fund (VIDI) (the “International Equity Fund”)
(each, a “Fund”)

June 16, 2022

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
each dated December 31, 2021

Effective immediately, the first paragraph under “Dividends, Distributions and Taxes” of the Prospectus is revised to read as follows:
Dividends and Distributions
The U.S. Bond Fund intends to pay out dividends, if any, monthly. The U.S. Equity Fund and the International Equity Fund intend to pay out dividends, if any, quarterly. Each Fund intends to distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Effective immediately, the second paragraph under “Dividends and Distributions” of the SAI is revised to read as follows:
General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by the U.S. Bond Fund, and at least quarterly by the U.S. Equity Fund and the International Equity Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Please retain this Supplement with your Prospectus and SAI.